EXHIBIT 32.2

CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Franklin Electric Co., Inc. (the “Company”) on Form 10-Q for the second quarter ending June 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer A. Wolfenbarger, Interim Chief Financial Officer of the Company, certify to my knowledge, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	July 31, 2025

/s/ Jennifer A. Wolfenbarger
Jennifer A. Wolfenbarger
Vice President and Chief Financial Officer
Franklin Electric Co., Inc.